THERMOTREX CORPORATION

                           DIRECTORS STOCK OPTION PLAN

                    As amended and restated effective as of June 24, 1999

1.      Purpose

        The purpose of this Directors Stock Option Plan (the "Plan") of ThermoTrex Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's growth and progress and to provide them with a further incentive to become directors and to continue as directors of the Company. The Plan is intended to be a nonstatutory stock option plan.

2.      Administration

        The Board of Directors, or a Committee (the "Committee") consisting of one or more directors of the Company appointed by the Board of Directors, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any stock options granted under it shall be determined by the Board of Directors or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

3.      Participation in the Plan

        Directors of the Company who are not employees of the Company or any subsidiary or parent of the Company shall be eligible to participate in the Plan. Directors who receive grants of stock options in accordance with this Plan are sometimes referred to herein as "Optionees."

4.      Stock Subject to the Plan

        The maximum number of shares that may be issued under the Plan shall be 225,000 shares of the Company's Common Stock (the "Common Stock"), subject to adjustment as provided in Section 9. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options thereafter to be granted.

5.      Terms and Conditions

        A.     Annual Stock Option Grants

        Each Director of the Company who meets the requirements of Section 3 and who is holding office immediately following the Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders held in calendar year 1996, shall be granted an option to purchase 1,000 shares of Common Stock at the close of business on the date of such Annual Meeting.

        B.     General Terms and Conditions Applicable to All Grants.

               1. Options shall be immediately exercisable at any time from and after the grant date and prior to the date which is the earliest of:

                      (a) three years after the grant date for options granted
               under Section 5(A), (b) two years after the Optionee ceases to serve as a director of the Company, Thermo Electron or any subsidiary of Thermo Electron (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (c) the date of dissolution or liquidation of the Company.

               2. The exercise price at which Options are granted hereunder shall be the average of the closing prices reported by the national securities exchange on which the Common Stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

               3. All options shall be evidenced by a written agreement substantially in such form as shall be approved by the Board of Directors or Committee, containing terms and conditions consistent with the provisions of this Plan.

6.      Exercise of Options

        A.     Exercise/Consideration

        An option may be exercised in accordance with its terms by written notice of intent to exercise the option, specifying the number of shares of stock with respect to which the option is then being exercised. The notice shall be accompanied by payment in the form of cash or shares of Common Stock of the Company (the shares so tendered referred to herein as "Tendered Shares") with a then current market value equal to the exercise price of the shares to be purchased; provided, however, that such Tendered Shares shall have been acquired by the Optionee more than six months prior to the date of exercise (unless such requirement is waived in writing by the Company). Against such payment the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased, registered in the name of the Optionee or other person exercising the option. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Director to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

        B.     Tax Withholding

        The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

7.      Transferability

        Except as may be authorized by the Board, in its sole discretion, no Option may be transferred other than by will or the laws of descent and distribution, and during an Optionee's lifetime an Option may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, determine the extent to which Options granted to an Optionee shall be transferable, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the Option executed and delivered by or on behalf of the Company and the Optionee.

8.      Limitation of Rights to Continue as a Director

        Neither the Plan, nor the quantity of shares subject to options granted under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

9.      Adjustments in the Event of Certain Transactions

        (a) In the event of a stock dividend, stock split or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, any exercise prices relating to Options and any other provisions of Options affected by such change.

        (b) In the event of any recapitalization, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, the Board in its discretion may make appropriate adjustments to outstanding Options to avoid distortion in the operation of the Plan.

10.     Limitation of Rights in Option Stock

        The Optionees shall have no rights as stockholders in respect of shares as to which their options shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan or the written agreement evidencing options granted hereunder.

11.     Stock Reserved

        The Company shall at all times during the term of the options reserve and keep available such number of shares of the Common Stock as will be sufficient to permit the exercise in full of all options granted under this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

12.     Securities Laws Restrictions

        A.     Investment Representations.

        The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        B.     Compliance with Securities Laws.

        Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.



13.     Change in Control

        A.     Impact of Event

        In the event of a "Change in Control" as defined in Section 13(A), the following provisions shall apply, unless the agreement evidencing the Award otherwise provides (by specific explicit reference to Section 13(B) below). If a Change in Control occurs while any Options are outstanding, then, effective upon the Change in Control, each outstanding Option under the Plan that was not previously exercisable and vested shall become immediately exercisable in full and will no longer be subject to a right of repurchase by the Company.

        B.     Definition of "Change in Control"

        "Change in Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

        (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of Thermo Electron Corporation ("Thermo Electron") if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 40% or more of either (i) the then-outstanding shares of common stock of Thermo Electron (the "Outstanding TMO Common Stock") or (ii) the combined voting power of the then-outstanding securities of Thermo Electron entitled to vote generally in the election of directors (the "Outstanding TMO Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by Thermo Electron, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Thermo Electron or any corporation controlled by Thermo Electron, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this definition; or

        (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors of Thermo Electron (the "Thermo Board") (or, if applicable, the Board of Directors of a successor corporation to Thermo Electron), where the term "Continuing Director" means at any date a member of the Thermo Board (i) who was a member of the Thermo Board as of July 1, 1999 or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Thermo Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Thermo Board; or

        (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Electron or a sale or other disposition of all or substantially all of the assets of Thermo Electron in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding TMO Common Stock and Outstanding TMO Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns Thermo Electron or substantially all of Thermo Electron's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding TMO Common Stock and Outstanding TMO Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by Thermo Electron or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

        (d) approval by the stockholders of Thermo Electron of a complete liquidation or dissolution of Thermo Electron.

14.     Amendment of the Plan

        The provisions of Sections 3 and 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the Stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

        The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

15.     Effective Date of the Plan

        The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable until six months after the Plan is approved by the Stockholders of the Company.

16.     Notice

        Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

17.     Governing Law

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.